SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K/A

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                December 12, 1997
                                (Date of Report)


                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                               Maryland     36-3844714
          (State or other jurisdiction      (I.R.S. Employer identification no.)
          of incorporation organization)

                    823 Commerce Drive, Suite 300, Oak Brook, IL      60521
                        (Address of principal executive offices)  (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed October 14, 1997, on September 30, 1997, Great Lakes REIT, Inc. through Great Lakes REIT L.P. (collectively the "Company") acquired Metro Center IV, a six-story office building located at 425 Metro Place North, and Metro Center V, a seven and nine story class A office building located at 655 Metro Place South, Dublin, Ohio. (collectively "Metro Center IV and V")

TERMS OF PURCHASE

Metro Center IV and V were purchased from an unaffiliated third party for approximately $26.6 million. Funds for the purchase came from the Company's bank line of credit.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The required financial statements for Metro Center IV and V is attached as Exhibit A. The required proforma financial statement is attached as Exhibit B.

No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
         Richard L. Rasley, Secretary

EXHIBIT A

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Metro Center IV and Metro Center V (the "Properties") for the year ended December 31, 1996. The Combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP


Chicago, Illinois
November 7, 1997



                                        Metro Center IV and Metro Center V

                                Combined Statements of Revenue and Certain Expenses



                                                                                 January 1, 1997
                                                                                 through
                                                          Year Ended           September 30, 1997
                                                   December 31, 1996             (Unaudited)
Revenue
Base rents                                                $2,636,098                  $2,047,939
Tenant reimbursements                                      1,461,449                   1,238,899
Other income                                                   9,216                      14,264
Total revenue                                              4,106,763                   3,301,102
Expenses
Real estate taxes                                            532,228                     412,336
General operating                                            286,572                     199,045
Utilities                                                    482,269                     355,256
Cleaning and landscaping                                     365,747                     271,798
Repairs and maintenance                                      182,900                     145,813
Management fee                                               126,938                     101,530
Total expenses                                             1,976,654                   1,485,778
Revenue in excess of certain expenses                     $2,130,109                  $1,815,324

See accompanying notes.

                       Metro Center IV and Metro Center V

                     Notes to Combined Statements of Revenue
                              and Certain Expenses

1.       Business

The accompanying Combined Statements of Revenue and Certain Expenses relate to the operations of Metro Center IV and Metro Center V (the "Properties"), which are commercial office buildings located in Dublin, Ohio. The Properties were acquired on September 30, 1997 by a partnership controlled by Great Lakes REIT, Inc. ("Great Lakes").

As of September 30, 1997, Metro Center IV was 94% leased with 15 tenants and Metro Center V was 90% leased with 27 tenants. As of December 31, 1996, Metro Center IV was 82% leased with 16 tenants and Metro Center V was 75% leased with 24 tenants. At Metro Center IV, three tenants accounted for approximately 50% of base rents and two tenants accounted for approximately 52% of base rents at September 30, 1997 and December 31, 1996, respectively. At Metro Center V, two tenants accounted for approximately 30% and 27% of base rents at September 30, 1997 and December 31, 1996, respectively.

2.       Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The combined statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Uses of Estimates

The preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

                       Metro Center IV and Metro Center V

                     Notes to Combined Statements of Revenue
                        and Certain Expenses (continued)

2.       Summary of Significant Accounting Policies (continued)

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.       Rentals

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.       Management Agreement

During the periods from January 1, 1997 to September 30, 1997 and from January 1, 1996 to December 31, 1996, the Properties were managed by a third-party management company. The management agreement for Metro Center IV provided for a monthly management fee equal to the greater of 3.75% of gross monthly rental income or $2,000. The management agreement for Metro Center V provided for a monthly management fee equal to the greater of 2.75% of gross monthly rental income or $5,000.

EXHIBIT B
                             GREAT LAKES REIT, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

     The unaudited consolidated pro forma statement of income for the year ended December 31, 1996 is presented as if the acquisition and disposition of properties subsequent to December 31,1995, the Company's private equity offering in 1996, the acquisition of Equity Partners Ltd., the Advisor, and the Company's initial public offering of its common shares had all occurred as of January 1, 1996 (the Offering).

     The unaudited consolidated pro forma statement of income for the nine months ended September 30, 1997 is presented as if the properties acquired in 1997 had occurred as of January 1, 1997.

     The pro forma financial statements are not necessarily indicative of what the Company's results of operations would have been assuming the above events actually occurred as of the dates indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period.


Great Lakes REIT, Inc.
Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996


                                            1996                                   1996               1996          Pro forma
                                   Historical (1)         Advisor (1)      Acquisitions (2)   Dispositions (3)      Adjustments
Revenues
Rental                               $20,249,565                            $10,181,410         (1,522,795)
Reimbursements                         4,814,005                              4,196,142           (172,833)
Interest and other                       168,739             567,620            472,579                             (562,847)(4)
                              -----------------------------------------------------------------------------------------------------

Total revenues                        25,232,309             567,620         14,850,131         (1,695,628)         (562,847)
                              -----------------------------------------------------------------------------------------------------

Expenses
Real estate taxes                      3,954,144                              2,853,267           (160,166)
Other property operating               6,548,057             144,436          4,264,742           (449,311)         (217,971)(5)
General and administrative             2,242,165             339,220                                                (203,697)(5)
                                                                                                                      67,460 (7)
Interest                               3,778,065                                                  (105,902)        2,882,725 (8)
Depreciation and amortization          4,000,736                                                  (221,246)        1,728,428 (6)
                              -----------------------------------------------------------------------------------------------------

Total expenses                        20,523,167             483,656          7,118,009           (936,625)        4,256,945
                              -----------------------------------------------------------------------------------------------------

Income before gains on sale of
 real property                         4,709,142              83,964          7,732,122           (759,003)       (4,819,792)

Gain on sale of properties             3,139,892                                                                  (3,139,892)(9)
                              -----------------------------------------------------------------------------------------------------

Net income                            $7,849,034              83,964          7,732,122           (759,003)       (7,959,684)
                              =====================================================================================================

Earnings per common share and
 common share equivalent                   $1.32
                              ===================

Weighted average number of
common shares and common
shares equivalents outstanding         5,927,208
                              ===================

Great Lakes REIT, Inc.
Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996

                                      Pro forma
                                     Before 1997                                                     Pre Offering      Pro forma
                                   Acquisitions and          1997             Pro Forma               Pro forma       Adjustments
                                     the Offering        Acquisitions        Adjustments               12/31/96       For Offering
Revenues
Rental                                28,908,180           4,506,316                                   33,414,496
Reimbursements                         8,837,314             235,283                                    9,072,597
Interest and other                       646,091              71,077                                      717,168
                              ------------------------------------------------------------------------------------------------------

Total revenues                        38,391,585           4,812,676                                   43,204,261
                              ------------------------------------------------------------------------------------------------------

Expenses
Real estate taxes                      6,647,245           1,038,231                                    7,685,476
Other property operating              10,289,953           1,326,415                                   11,616,368
General and administrative             2,445,148                                                        2,445,148

Interest                               6,554,888             867,113                                    7,422,001    (6,047,878)(10)
Depreciation and amortization          5,507,918             439,616            209,682 (6)             6,157,216        (14,798)(6)
                              ------------------------------------------------------------------------------------------------------

Total expenses                        31,445,152           3,671,375            209,682                35,326,209     (6,062,676)
                              ------------------------------------------------------------------------------------------------------
Income before gains on sale of
 real property                         6,946,433           1,141,301           (209,682)                7,878,052      6,062,676

Gain on sale of properties
                              ------------------------------------------------------------------------------------------------------

Net income                             6,946,433           1,141,301           (209,682)                7,878,052      6,062,676
                              ======================================================================================================


Great Lakes REIT, Inc.
Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996

                                                Pro forma
                                                   Before                                    1996
                                             Metro IV & V         Metro IV & V            Company
                                              Acquisition          Acquisition          Pro forma
Revenues
Rental                                         $33,414,496           2,636,098         36,050,594
Reimbursements                                   9,072,597           1,461,449         10,534,046
Interest and other                                 717,168               9,216            726,384
                                        ----------------------------------------------------------

Total revenues                                  43,204,261           4,106,763         47,311,024
                                        ----------------------------------------------------------

Expenses
Real estate taxes                                7,685,476             532,228          8,217,704
Other property operating                        11,616,368           1,444,426         13,060,794
General and administrative                       2,445,148                              2,445,148

Interest                                         1,374,123           1,972,500          3,346,623
Depreciation and amortization                    6,142,418             620,380          6,762,799
                                        ----------------------------------------------------------

Total expenses                                  29,263,533           4,569,534         33,833,068
                                        ----------------------------------------------------------

Income before gains on sale of
 real property                                  13,940,728            (462,771)        13,477,956

Gain on sale of properties
                                        ----------------------------------------------------------

Net income                                     $13,940,728           ($462,771)       $13,477,956
                                        ==========================================================

Earnings per common share and
 common share equivalent                                                                    $0.86
                                                                               ===================

Weighted average number of
common shares and common
shares equivalents outstanding                                                         15,697,473
                                                                               ===================



See accompanying notes to pro forma consolidated statement of income.




                             GREAT LAKES REIT, INC.
               NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (Unaudited)

1. Represents the historical operations of the Company and Equity Partners Ltd., the Advisor for the period described.

2. Represents the historical operations of properties acquired subsequent to December 31, 1995. Based on preacquisition discussions with local assessors and tax counsel, the Company has concluded that no adjustment to historical real estate taxes is appropriate.

3.       Represents the actual historical results of the properties sold in 1996 for the period prior to disposition.

4. On April 1, 1996, the Company acquired all of the outstanding shares of the Advisor in exchange for 100,000 shares of the Common Stock (the Merger). Income earned in 1996 by the Advisor from the Company prior to the Merger is eliminated from the pro forma income statements:

                  Acquisition fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,750
                  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  203,697
                  Property management fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   217,971
                  Construction fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107,717
                  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17,712
                                                                                                           $562,847

         Amounts not eliminated represent income earned by the Advisor from third parties which would have been earned by the Company had the Merger occurred at the beginning of 1996.

5.       Expenses incurred by the Company which were paid to the Advisor prior to the Merger are eliminated from the pro forma income statement:

                                                                                                     1996

                  Other property operating expenses:
                     Property management fees. . . . . . . . . . . . . . . . . . . . . . . . . . $217,971

                  General and administrative costs:
                     Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$203,697

         As a consequence of this elimination, the accompanying consolidated pro forma statement of income includes the property operating and general and administrative expenses of the Advisor for the period prior to the Merger.




6. Acquisition, construction, and certain other fees paid by the Company to the Advisor were capitalized by the Company into buildings and improvements. If the Merger had occurred on January 1, 1996, these fees would not have been incurred and depreciation and amortization expenses would have decreased by $56,327 in 1996. Costs incurred by the Advisor for acquisition and construction activities during 1996 are primarily salary costs and are reflected as general and administrative expenses in the historical operations of the Advisor.

         Goodwill amortization is increased by $18,613 in 1996 as the Merger is assumed to have occurred on January 1, 1996 in this consolidated pro forma statement of income.

         Amortization of deferred financing costs is decreased by $14,798 in 1996 as the deferred financing costs on long-term debt retired with the proceeds of the Offering are assumed to be written off as of January 1, 1996.

         Depreciation is computed on a straight-line basis over 40 years based on the purchase price paid by the Company for the properties.

         A summary of the depreciation and amortization adjustments is as follows:

                                                                                          Pro Forma
                                                                                          Offering
                                                  1996 Acquisitions  1997 Acquisitions    Other

         Increase in goodwill amortization..         $    18,613
         Decrease in amortization of deferred
            financing costs. . . . ... . . . . ..                                         $(14,798)
         Decrease in depreciation due to
            Advisor capitalized costs. . . . . . . .     (56,327)
         Depreciation on acquisitions . . . . . .      1,867,074        $209,682

            Total. . . . . . . . . . . . . . . . . .  $1,829,360        $209,682          $(14,798)

7. If the Merger had occurred on January 1, 1996, general and administrative expense would have increased by $67,460 representing an additional three months amortization of deferred compensation related to restricted stock awards issued in connection with the acquisition of the Advisor.

8. As the acquisitions subsequent to December 31, 1995, the dispositions in 1996, and the 1996 private equity offering are all assumed to have occurred on January 1, 1996, the Company would need to borrow approximately $38,436,335 as of January 1, 1996 to fund the property acquisitions calculated as follows:

                  Cost of properties acquired in 1996. . . . . . . . . . . . . . . . . . $97,563,034
                  less: Proceeds of 1996 private equity offering. . . . . . . . . . . .   47,419,261
                  less: Proceeds of property sales. . . . . . . . . . . . . . . . . . .   11,707,438
                  Borrowings needed to acquire properties. . . . . . . . . . . . . . . . $38,436,335

         Interest expense is calculated on this amount at 7.5% per annum, the interest rate in effect under the Credit Facility during 1996, resulting in additional interest expenses in 1996 of $2,882,725.

9.       The Consolidated Pro Forma Statement of Income excludes gain on sale of properties of
         $3,139,892.

10.      In connection with the Offering, the Company retired all of its bank loan payable and
         $13,568,404 of its long-term debt.

         The pro forma interest expense adjustment is calculated as follows:

                  Pro forma adjustment in Note 8. . . . . . . . . . . . . . . . . . . .   $2,882,725
                  Actual bank loan interest incurred by the Company in 1996. . . . . .     1,991,130
                  Actual interest incurred by the Company in 1996 on long-term debt
                     retired. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,174,023
                                                                                           ---------
                  Pro forma interest expense adjustment. . . . . . . . . . . . . . . . .  $6,047,878

11. Interest expense on Metro IV and V ($1,972,500) is computed on the amount borrowed to acquire the properties ($26,300,000) at 7.5% per annum, the average interest rate during 1996.




Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
For the Nine Months Ended September 30, 1997
                                                                                  Pro Forma
                                                                  Previous          Before
                                     09/30/97         1997        Pro Forma      Metro IV & V     Metro IV & V           Company
                                   As reported    Acquisitions   Adjustments      Acquisition      Acquisition           Pro Forma
Revenues
Rental                             $25,219,293      2,500,741                     27,720,034        2,047,939          $29,767,973
Reimbursements                       7,775,120         98,363                      7,873,483        1,238,899            9,112,382
Interest and other                     539,811         30,529                        570,340           14,264              584,604
                                  -------------------------------------------------------------------------------------------------

Total revenues                      33,534,224      2,629,633                     36,163,857        3,301,102           39,464,959
                                  -------------------------------------------------------------------------------------------------

Expenses
Real estate taxes                    5,400,664        503,644                      5,904,308          412,336            6,316,644
Other property operating             8,323,061        756,577                      9,079,638        1,073,442           10,153,080
General and administrative           2,598,460                                                      2,598,460            2,598,460
Interest                             3,144,940        451,172    (2,631,517)         964,595        1,413,850            2,378,445
Depreciation and amortization        5,839,273        336,906                      6,176,179          464,010            6,640,190
                                  -------------------------------------------------------------------------------------------------

Total expenses                      25,306,398      2,048,300    (2,631,517)      24,723,181        3,363,639           28,086,819
                                  -------------------------------------------------------------------------------------------------

Net income                          $8,227,826        581,333     2,631,517       11,440,676          (62,537)         $11,378,140
                                  =================================================================================================

Earnings per common share
 and common share equivalent             $0.52                                                                               $0.72
                                  =====================                                                              ==============

Weighted average number of
 common shares and common
 share equivalents outstanding      15,697,473                                                                          15,697,473
                                  =====================                                                              ==============


 See accompanying notes to pro forma consolidated statement of income

                                NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                       NINE MONTHS ENDED SEPTEMBER 30, 1997


1.       Represents the historical results of the Company.

2.       Represents the unaudited historical results of operations of Metro IV and V for the period January 1, 1997 to September 30, 1997.

3.       Depreciation is computed on a straight-line basis over 40 years for the period January 1,
         1997 to September 30, 1997.

4. Interest expense ($1,413,850) is computed on the amount borrowed ($26,300,000) to acquire Metro IV and V for the period January 1, 1997 to September 30, 1997 at 7.2% per annum, the average interest rate during this period.

5.       Interest expense has been reduced by $2,631,517 which represents interest paid on debt retired with the proceeds of the Offering.
